Exhibit 13.02

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO TITLE 18, UNITED STATES CODE, SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, David Smith, Senior Vice-President, Finance and Chief Financial Officer of Agnico-Eagle Mines Limited (‘‘Agnico-Eagle’’), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

The Annual Report on Form 20-F of Agnico-Eagle for the year ended December 31, 2012 (the ‘‘Report’’) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Agnico-Eagle.

by	/s/ David Smith
David Smith
Senior Vice-President, Finance and Chief Financial Officer

Toronto, Canada
March 28, 2013